                                                                    Exhibit 99.3

September 1, 2004

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention: F. Allen Maulsby

     Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of September 1, 2004 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

     The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

     Effective Date of Reconstitution: September 1, 2004

     Cut-Off Date: September 1, 2004

     New Owner: Citibank, N.A., as trustee for the Structured Asset Securities Corporation, Series 2004-18H Certificateholders

     Master Servicer: Aurora Loan Services Inc.

     The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

     By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

     In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

     For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Asset Securities Corporation Pass-Through Certificates, Series 2004-18H (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or Citibank, N.A. (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                         LEHMAN BROTHERS HOLDINGS INC., as Owner


                                         By:
                                             -----------------------------------
                                         Name: Matthew Lewis
                                         Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
as Servicer


By:
    ---------------------------------
Name:
Title:

                                    EXHIBIT A

                              Assignment Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

Aurora Loan Services Inc.
2530 South Parker Road
Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through
    Certificates, Series 2004-18H

Reference is made to the Transfer Notice, dated as of September 1, 2004 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to Citibank, N.A., as trustee (the "Trustee"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                              COLONIAL SAVINGS, F.A.

                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------
                                              Date:
                                                    ----------------------------

                                    EXHIBIT C

                               Servicing Agreement

                               [See Exhibit 99.11]

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME    DESCRIPTION                                                FORMAT
----------    -----------                                                ------
INVNUM        INVESTOR LOAN NUMBER                                       Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                             Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
              REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED         Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE       Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                     Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE   Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,               Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE             Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED           Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                       Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT          DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                     Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                    Number seven decimals
                                            Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                 Number seven decimals


                                      D-1-1

                                            Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                   Number seven decimals
                                            Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                     Number two decimals
              .00 IF PAIDOFF


                                      D-1-2

                                   Exhibit D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                          DESCRIPTION
----------                                          -----------
% of MI Coverage                                    % of MI Coverage
Actual MI Claim Filed Date                          The date the Claim to the MI Company was
                                                    filed
Actual Bankruptcy Start Date (filing date)          Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                           The amount claimed to the MI company on
                                                    the MI claim
Actual Discharge Date                               Date Bankruptcy was Discharged
Actual Due Date                                     Next Payment Due Date
Actual Eviction Complete Date                       Actual Eviction Complete Date
Actual Eviction Start Date                          Actual Eviction Start Date
Actual First Legal Date                             Actual First Legal Date
Actual Notice of Intent Date (breach letter date)   Actual Notice of Intent Date (breach letter
                                                    date)
Actual Payment Plan End Date                        The date the Last Pre-petition payment
                                                    is due from the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                      The date the First Pre-petition payment
                                                    is due from the Trustee in a chapter 13 BK
Actual Redemption End Date                          Actual Redemption End Date
Actual REO Start Date                               The date the account was received by the
                                                    REO Department
Appraisal, BPO Costs                                Total expenses incurred for the purpose of
                                                    BPO's or Appraisals.
Bankruptcy Chapter                                  Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                BK Atty Fees & Costs
BK Flag (Man Code)                                  A code that identifies the account as an
                                                    active Bankruptcy.
Bnk Case # (7 digit only)                           Bnk Case # (7 digit only)
City                                                City
Claim Amount Paid                                   MI Claim Amount
Claim Funds Received Date                           The date the MI Claim funds were received
                                                    from the MI Company
Confirmation Hearing Date                           Confirmation Hearing Date
Current Interest Rate                               Current Interest Rate
Current Loan Amount                                 Unpaid Principal Balance
Current P&I Payment Amount                          Current P&I Payment Amount
Date Bid Instructions Sent                          Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                             The date the Foreclosure sale is scheduled to
                                                    occur.
Date Filed Relief/Dismissal                         The date the motion for Relief or Dismissal
                                                    was filed with the BK Court
Date Loan Reinstated                                Date Loan Reinstated


                                      D-2-1

Date POC Filed                                      Date proof of claim filed
Date Relief/Dismissal Granted                       The date the BK court granted the motion
                                                    for Relief or Dismissal
Date REO Offer Accepted                             Date REO Offer Accepted
Date REO Offer Received                             Date REO Offer Received
Deal Identifier by Loan                             Security Name/Cross reference Investor ID
                                                    (Servicer to Cross reference)
Delinquency Status (Man Code)                       30, 60, 90, BK, FC, REO, Claims or a code
                                                    that can be decoded to determine the current
                                                    status of the account.
Loss Mit Denial Date                                Loss Mit Denial Date
Eviction Atty Fees & Costs                          Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                         F/B 1st Due (if applicable)
F/B Last Due (if applicable)                        F/B Last Due (if applicable)
FC Atty Fees & Costs                                FC Atty Fees & Costs
FC Flag                                             A code that identifies the account as an
                                                    active Foreclosure.
FC Start Date (referral date)                       FC Start Date (referral date)
FC Suspended Date                                   FC Suspended Date
FC Valuation Amount                                 The value of the property as determined for the
                                                    purpose of foreclosure.
FC Valuation Date                                   The date the property value was determined for
                                                    the purpose of foreclosure.
FC Valuation Source                                 The type of valuation that was
                                                    used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date                         FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                         FHA 27011B Transmitted Date
FHA Case #                                          FHA Case #
FHA Part A Funds Received Date                      FHA Part A Funds Received Date
First Payment Date                                  First Payment Date
Foreclosure Actual Sale Date                        Date F/C Sale Held
VA Guarantee %                                      VA Guarantee %
Interest Advances                                   Interest Advances
Investor Loan Number                                Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                 Date claim submitted to investor
Liquidation Status                                  Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                VA Loan Guarantee Certificate Number
Loan Number                                         Servicer Loan Number
Loan Term                                           Loan Term
Loan Type                                           Loan Type
Loss Mit Approval Date                              Loss Mit Approval Date
Loss Mit Flag (Man Code)                            A code that identifies the account as an active
                                                    Loss Mit account.
Loss Mit Removal Date                               The date the Loss Mit Department determined that
                                                    Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                 Loss Mit Set-up Date
Loss Mit Type                                       S/S, Forbearance, Repay, Mod, etc.


                                      D-2-2

Loss Mit Workstation Status                         Completed, Removed, Active
MI Certificate Number                               MI Certificate Number
MI Cost                                             Price percentage, lender paid only
MI Coverage Y/N                                     MI Coverage Y/N
Monthly MIP Cost                                    The monthly fee paid to HUD to maintain
                                                    coverage on the account.
Next Payment Adjustment Date                        Next Payment Adjustment Date
Next Rate Adjustment Date                           Next Rate Adjustment Date
Occupancy Status                                    Occupancy Status
Occupancy Status Date                               The date the occupancy status reported was determined.
Original Loan Amount                                Original Loan Amount
Original Value Amount                               The value of the property as determined at
                                                    the origination of the account.
Origination Date                                    The date the closing occurred to originate
                                                    the loan.
ORIGINATION VALUE DATE                              The date the original Value Amount was
                                                    determined.
ORIGINATION VALUE SOURCE                            The type of valuation that was used to
                                                    determine the Original Value amount.
Other Advance Expenses                              Total Advances minus all other/detail
                                                    and total
Ownership Code
Paid in Full Date                                   Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                          FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                          Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date


                                      D-2-3

REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE


                                      D-2-4